                                                                    EXHIBIT 99.2

             SECTION 906 - CERTIFICATION OF CHIEF FINANCIAL OFFICER
                           OF PERIODIC FINANCIAL REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and in connection with the accompanying Quarterly Report on Form 10-Q of Doane Pet Care Company for the quarter ended March 29, 2003 (the "Report"), the undersigned officer of Doane Pet Care Company hereby certifies that:

     1. The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Doane
        Pet Care Company.


Date: May 8, 2003


                                             /s/ PHILIP K. WOODLIEF
                                             -----------------------------------
                                             Philip K. Woodlief
                                             Vice-President, Finance and
                                             Chief Financial Officer
                                             Doane Pet Care Company




A signed original of this written statement required by Section 906 has been provided to Doane Pet Care Company and will be retained by Doane Pet Care Company and furnished to the Securities and Exchange Commission or its staff upon request.